UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2014

Resource Real Estate Opportunity REIT, Inc.

(Exact name of registrant as specified in its charter)

Commission file number 000-54369

Maryland	27-0331816
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA 19103

(Address of principal executive offices) (Zip code)

(215) 231-7050

(Registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 18, 2013, Resource Real Estate Opportunity OP, LP (the “Operating Partnership”), the operating partnership of Resource Real Estate Opportunity REIT, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with RRE Charlemagne Holdings, LLC, a wholly owned subsidiary of the Operating Partnership (“Merger Sub”), Paladin Realty Income Properties, Inc. (“Paladin”), and Paladin Realty Income Properties, L.P. (“Paladin OP”), whose sole general partner is Paladin, pursuant to which Paladin OP was to merge with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly owned subsidiary of the Operating Partnership. The Merger Agreement was subsequently amended by that certain Amendment to Agreement and Plan of Merger, dated August 16, 2013, that certain Second Amendment to Agreement and Plan of Merger, dated September 13, 2013, and that certain Third Amendment to Agreement and Plan of Merger, dated December 16, 2013.

On January 28, 2014, the parties completed the Merger resulting in the acquisition by the Operating Partnership of interests in 11 joint ventures that own a total of 10 multifamily communities with more than 2,500 rentable units and two office properties that contain more than 75,000 rentable square feet as described in additional detail in the Current Report on Form 8-K filed by the Company on July 24, 2013, and incorporated by reference into this Current Report on Form 8-K. The Operating Partnership also acquired, as part of the Merger, a promissory note in the principal amount of $3.5 million issued by the co-venture partner of the Stone Ridge Apartments joint venture. This promissory note is secured by the co-venturer’s interests in the Stone Ridge Apartments joint venture. As of January 28, 2014, the outstanding principal balance of this promissory note was $3.5 million. The Operating Partnership did not assume Paladin OP’s rights and obligations with respect to the joint venture that owned the Beechwood Gardens Apartments, as such property was sold to a third-party prior to the closing of the Merger. The consideration for the Merger was $51.2 million, exclusive of transaction costs.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements.

The consolidated financial statements of Paladin Realty Income Properties, L.P. and subsidiaries and the related pro forma financial statements of the Company were previously filed as Exhibits 99.1 and 99.2 to the Company’s Current Report on Form 8-K on September 4, 2013, and are incorporated by reference into this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

See Paragraph (a) above.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated July 18, 2013, by and among Paladin Realty Income Properties, Inc., Paladin Realty Income Properties, L.P., Resource Real Estate Opportunity OP, LP, and RRE Charlemagne Holdings, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Post-Effective Amendment No. 13 to the Registration Statement on Form S-11 (No. 333-163411) filed September 16, 2013)

2.2	Second Amendment to Agreement and Plan of Merger, dated September 13, 2013, by and among Paladin Realty Income Properties, Inc., Paladin Realty Income Properties, L.P., Resource Real Estate Opportunity OP, LP, and RRE Charlemagne Holdings, LLC (incorporated by reference to Exhibit 2.2 to the Company’s Post-Effective Amendment No. 13 to the Registration Statement on Form S-11 (No. 333-163411) filed September 16, 2013)

2.3	Third Amendment to Agreement and Plan of Merger, dated December 16, 2013, by and among Paladin Realty Income Properties, Inc., Paladin Realty Income Properties, L.P., Resource Real Estate Opportunity OP, LP, and RRE Charlemagne Holdings, LLC (incorporated by reference to Exhibit 2.3 to the Company’s Post-Effective Amendment No. 15 to the Registration Statement on Form S-3 (No. 333-163411) filed December 30, 2013)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESOURCE REAL ESTATE OPPORTUNITY REIT, INC.

Dated: January 30, 2014	By:	/s/ Alan F. Feldman
Alan F. Feldman
Chief Executive Officer (Principal Executive Officer)